Aberdeen Asia-Pacific
Smaller Companies Fund

Aberdeen Funds: Summary Prospectus

February 27, 2012

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, shareholder reports and other information about the Fund online at www.aberdeen-asset.us/literatureequity. You can also get this information at no cost by e-mailing a request to openend.funds.us@aberdeen-asset.com, calling 866-667-9231 or asking your financial advisor. The Fund's prospectus and Statement of Additional Information, both dated February 27, 2012, and the independent registered public accounting firm's report and financial statements in the Fund's annual report, dated October 31, 2011, are incorporated by reference into this summary prospectus.

Fund Tickers

Class A: APCAX Class C: APCCX Class R: APCRX Institutional Class: APCIX Institutional Service Class: APCSX

Objective

The Aberdeen Asia-Pacific Smaller Companies Fund (the "Asia-Pacific Smaller Companies Fund" or the "Fund") seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Asia-Pacific Smaller Companies Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the "Investing with Aberdeen Funds: Choosing a Share Class – Reduction and Waiver of Class A and Class D Sales Charges" section on page 167 of the Fund's prospectus and in the "Additional Information on Purchases and Sales" – "Waiver of Class A and Class D Sales Charges" and "Reduction of Sales Charges" section on pages 146-148 of the Fund's Statement of Additional Information.

Shareholder Fees (Fees Paid Directly From Your Investment)	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None[1]	1.00%	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 90 days after the date of purchase)	2.00%	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.30%	1.30%	1.30%	1.30%	1.30%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses[2]	18.18%	18.18%	18.18%	18.18%	18.18%
Total Annual Fund Operating Expenses	19.73%	20.48%	19.98%	19.48%	19.48%
Less: Amount of Fee Limitations/Expense Reimbursements[3]	-17.78%	-17.78%	-17.78%	-17.78%	-17.78%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.95%	2.70%	2.20%	1.70%	1.70%

1  Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder's fee was paid.

2  "Other Expenses" are annualized expenses based on the Fund's most recent fiscal year.

3  Aberdeen Funds (the "Trust") and Aberdeen Asset Management Inc. (the "Adviser") have entered into a written contract limiting operating expenses to 1.70% for all Classes of the Fund at least through February 27, 2013. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, 12b-1 fees, administrative services fees and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid. This contract may not be terminated before February 27, 2013.

Example

This Example is intended to help you compare the cost of investing in the Asia-Pacific Smaller Companies Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Asia-Pacific Smaller Companies Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$762	$4,050	$6,442	$9,941
Class C shares	$373	$3,840	$6,388	$10,011
Class R shares	$223	$3,739	$6,280	$9,963
Institutional Class shares	$173	$3,636	$6,168	$9,909
Institutional Service Class shares	$173	$3,636	$6,168	$9,909

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$273	$3,840	$6,388	$10,011

Portfolio Turnover

The Asia-Pacific Smaller Companies Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 1.68% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Asia-Pacific Smaller Companies Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of Smaller Companies of Asia-Pacific (excluding Japan) issuers. Based on current market conditions, the Fund considers "Smaller Companies" to be companies that have market capitalizations below $5 billion at the time of purchase; however, this number may fluctuate due to market conditions. Some companies may outgrow the definition of Smaller Companies after the Fund has purchased their securities. These companies will continue to be considered Smaller Companies for purposes of the Fund's minimum 80% allocation to Smaller Companies.

A company generally is considered to be an Asia-Pacific issuer if, as determined by the Fund's Adviser or Subadviser:

•  It is organized under the laws of a country in the Asia-Pacific region (excluding Japan) or maintains a principal or registered office there; or

•  Its securities trade principally in a country in the Asia-Pacific region (excluding Japan); or

•  It derives at least 50% of its revenue or earnings from goods or services sold or produced in a country in the Asia-Pacific region (excluding Japan) or has at least 50% of its assets there; or

•  It is a holding company with a preponderance of its assets in companies with principal or registered offices in a country in the Asia-Pacific region (excluding Japan).

If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the Asia-Pacific Smaller Companies Fund.

The portion of the Fund's assets not invested in equity securities of Asia-Pacific Smaller Companies may be, but is not required to be, invested in equity securities of companies that the Adviser and Subadviser expect will reflect developments in the Asia-Pacific
(ex-Japan) region. While the Fund intends to invest in a number of different countries, at times the Fund may invest a significant part of its assets in a single country. The Fund may invest without limit in emerging market countries.

The Fund invests primarily in common stock, but may also invest in other types of equity securities, including preferred stock, convertible securities, depositary receipts, equity-related securities and rights and warrants to buy common stock. If the Fund invests in derivatives with an underlying asset that meets its 80% policy, the value of the derivative would be included to meet the 80% minimum.

Principal Risks

The Asia-Pacific Smaller Companies Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments – and therefore, the value of Fund shares – may fluctuate. These changes may occur because of:

Stock Market Risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign Risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments also may involve risks relating to the impact of currency exchange rate fluctuations.

Emerging Markets Risk – a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

Asian-Pacific Risk – parts of the Asian-Pacific (ex-Japan) region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. The Asian-Pacific (ex-Japan) region generally refers to the part of the world in or near the Western Pacific Ocean. The area includes much of East Asia, South Asia, Australasia and Oceania, but excludes Japan. Some Asian countries can be characterized as

2  Aberdeen Asia-Pacific Smaller Companies Fund: Summary Prospectus as of February 27, 2012

emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Asian-Pacific region may lead to a lack of liquidity while some countries have restricted the flow of money in and out of the country. Some countries in Asia have historically experienced political uncertainty, corruption, military intervention and social unrest. The Fund may be more volatile than a fund which is broadly diversified geographically.

Selection Risk – the investment team may select securities that underperform the relevant stock markets or other funds with similar investment objectives and strategies.

Regional Focus Risk – focusing on a single geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted geographical region (Asia-Pacific) likely will have a greater effect on portfolio performance than they would in a more geographically diversified equity fund.

Small-Cap Risk – results from investing in stocks of smaller companies. Smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk – the lack of active trading markets may make it difficult to obtain an accurate price for a security held by the Fund.

If the value of the Fund's investments goes down, you may lose money.

For additional information regarding the above identified risks, see "Fund Details: Additional Information about Investments, Investment Techniques and Risks" in the prospectus.

Performance

Performance information is not available for the Asia-Pacific Smaller Companies Fund because the Fund has not been in operation for a full calendar year. For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

Investment Adviser

Aberdeen Asset Management Inc. (the "Adviser") serves as the Asia-Pacific Smaller Companies Fund's investment adviser. The Adviser has selected Aberdeen Asset Management Asia Limited (the "Subadviser") as subadviser to the Fund.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Hugh Young	Global Head of Equity	Inception

Chou Chong, CFA®	Investment Director	Inception

Flavia Cheong, CFA®	Investment Director	Inception

Andrew Gillan	Senior Investment Manager	Inception

Christopher Wong, CFA®	Senior Investment Manager	Inception

Purchase and Sale of Fund Shares

The Fund's minimum investment requirements are as follows:

Class A and Class C Shares
To open an account	$1,000

To open an IRA account	$1,000

Additional investments	$50

To start an Automatic Asset Accumulation Plan	$1,000

Additional Investments (Automatic Asset Accumulation Plan)	$50

Class R Shares
To open an account	No Minimum

Additional investments	No Minimum

Institutional Class Shares
To open an account	$1,000,000

Additional investments	No Minimum

Institutional Service Class Shares
To open an account	$1,000,000

Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), and generally do not apply to retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to apply or waive investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund's dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

  Aberdeen Asia-Pacific Smaller Companies Fund: Summary Prospectus as of February 27, 2012  3

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4  Aberdeen Asia-Pacific Smaller Companies Fund: Summary Prospectus as of February 27, 2012

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